TRANSAMERICA FUNDS

Supplement to the Currently Effective Prospectuses, Summary Prospectuses and

Statements of Additional Information

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Transamerica High Yield ESG

The Board of Trustees has approved the liquidation of Transamerica High Yield ESG (the “fund”) effective on or about April 25, 2025. Effective on or about the close of business on March 14, 2025, the fund will be closed to new investors, and effective on or about the close of business on April 11, 2025, the fund will be closed to all investments.

Prior to the fund’s liquidation, shareholders may exchange their fund shares for shares of the same class of another fund within Transamerica Funds.

In order to achieve an orderly liquidation, the fund’s assets may be converted into cash or cash equivalents. As the fund’s assets are being converted to cash and through the liquidation, the fund will no longer be pursuing its stated investment objective.

Shareholders should be aware that if they redeem shares, exchange them into another fund, or receive liquidation proceeds upon the termination of the fund, it is generally considered a taxable event.

Following the liquidation of the fund, all references to Transamerica High Yield ESG are deleted in their entirety from the Prospectuses and the Statements of Additional Information.

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Investors Should Retain this Supplement for Future Reference

March 10, 2025